CLEARWATER INVESTMENT TRUST
CLEARWATER CORE EQUITY FUND
CLEARWATER SELECT EQUITY FUND
CLEARWATER TAX‑EXEMPT BOND FUND
CLEARWATER INTERNATIONAL FUND
SUPPLEMENT TO THE PROSPECTUS (“PROSPECTUS”)
DATED APRIL 28, 2023, AS SUPPLEMENTED
The date of this Supplement is September 20, 2023.
Effective October 1, 2023, Clearwater Management Co., Inc. the investment manager of the Clearwater Investment Trust, will increase its voluntary management fee waiver for the Clearwater Select Equity Fund (“Select Equity Fund”) and will decrease its voluntary management fee waiver for the Clearwater Tax‑Exempt Bond Fund and the Clearwater International Fund.
In addition, effective immediately, the portion of the Select Equity Fund’s assets allocated to Parametric Portfolio Associates LLC (“Parametric”) has been increased to 15% from 10%. These assets have been reallocated from other subadvisers.
Accordingly, the following changes are being made to the Prospectus.

1.	All references to Parametric’s 10% allocation of Select Equity Fund assets are updated to reflect a 15% allocation.

2.	Effective October 1, 2023, the third paragraph of the section titled “MANAGEMENT – Management Services and Fees” is deleted and replaced with the following:
Effective April 1, 2023, CMC has voluntarily agreed to waive a portion of the management fee for the Core Equity Fund to achieve an effective management fee rate equal to 0.25% of the Fund’s average daily net assets. Effective October 1, 2023, CMC has voluntarily agreed to waive a portion of the management fee for the Select Equity Fund, Tax‑Exempt Bond Fund and International Fund to achieve an effective management fee rate equal to 0.94%, 0.31% and 0.72%, respectively, of each Fund’s average daily net assets. It is CMC’s current intent to continue these fee reductions indefinitely. Nonetheless, the investment manager may terminate any voluntary fee reduction at any time.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CLEARWATER INVESTMENT TRUST

CLEARWATER CORE EQUITY FUND

CLEARWATER SELECT EQUITY FUND

CLEARWATER TAX-EXEMPT BOND FUND

CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED APRIL 28, 2023, AS SUPPLEMENTED

The date of this Supplement is September 20, 2023.

Effective October 1, 2023, Clearwater Management Co., Inc. the investment manager of the Clearwater Investment Trust, will increase its voluntary management fee waiver for the Clearwater Select Equity Fund and will decrease its voluntary management fee waiver for the Clearwater Tax-Exempt Bond Fund and the Clearwater International Fund.

Accordingly, the following change is made to the SAI:

1.	Effective October 1, 2023, the third paragraph of the section titled “MANAGEMENT, ADVISORY AND OTHER SERVICES – Investment Manager” is deleted and replaced with the following:

As compensation for its management services and expenses assumed, the investment manager is contractually entitled to receive a management fee at the annual rate of 0.90%, 1.35%, 0.60% and 1.00% of the net assets of Core Equity Fund, Select Equity Fund, Tax-Exempt Bond Fund and International Fund, respectively. Effective April 1, 2023, CMC has voluntarily agreed to waive a portion of the management fee for the Core Equity Fund to achieve an effective management fee rate equal to 0.25% of the Fund’s average daily net assets. Effective October 1, 2023, CMC has voluntarily agreed to waive a portion of the management fee for the Select Equity Fund, Tax-Exempt Bond Fund and International Fund to achieve an effective management fee rate equal to 0.94%, 0.31% and 0.72%, respectively, of each Fund’s average daily net assets.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE